Exhibit 10.2

AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SHARE PURCHASE AGREEMENT (this “Amendment”), dated as of June 28, 2016, is by and between Hangzhou Liaison Interactive Information Technology Co. Ltd. (the “Buyer”) and Dehaier Medical Systems Limited (the “Company”).

WHEREAS, the Parties entered into that certain Share Purchase Agreement dated as of April 28, 2016 (the “Agreement”), upon the terms and subject to the conditions of which, the Buyer will subscribe certain shares in the Company’s stock;

WHEREAS, Section 7(e) of the Agreement provides that the Parties may modify or amend the Agreement by an instrument in writing signed by the Parties.

NOW, THEREFORE, the Parties agree to amend the Agreement as follows:

1.	Definitions

Unless otherwise specifically defined herein, all capitalized terms used but not defined herein shall have the meanings ascribed to them under the Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Agreement shall, from and after the execution of this Amendment, refer to the Agreement as amended by this Amendment.

2.	Amendment to Agreement

2.1	Amendment to Section 1(b)

Section 1(b) is hereby amended and restated in its entirety as follows:

The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Eastern Standard Time, within five (5) days after the satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below, or any such other time and date as is mutually agreed to by the Company and the Buyer, at the offices of the Company at Dehaier Medical Systems Limited, Room 501, 83 Fuxing Road, Haidian District, Beijing 100856, People’s Republic of China. In the event the Closing Date has not occurred on or before September 30, 2016, this Agreement will terminate automatically and be of no further effect unless otherwise extended by agreement of the parties.

3.	Miscellaneous

3.1	No Further Amendment

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The Parties agree that all other provisions of the Agreement shall, subject to the amendments in Section 2 of this Amendment, continue unamended, in full force and effect and constitute legal and binding obligations of the Parties. This Amendment forms an integral and inseparable part of the Agreement.

3.2	Representations and Warranties of the Company

The Company represents and warrants that (i) it has the corporate power and authority to execute and deliver this Amendment; and (ii) the execution, delivery and performance by the Company of this Amendment have been duly and validly authorized by all necessary corporate action on the part of the Company, and (iii) no other corporate proceedings other than those previously taken or conducted on the part of the Company are necessary to approve and authorize this Amendment.

3.3	Representations and Warranties of Buyer

The Buyer represents and warrants that (i) it has the corporate power and authority to execute and deliver this Amendment; (ii) the execution, delivery and performance by the Buyer of this Amendment have been duly and validly authorized by all necessary corporate action on the part of the Buyer; and (iii) no other corporate proceedings other than those previously taken or conducted on the part of Buyer are necessary to approve and authorize this Amendment.

3.4	Other Miscellaneous Terms

The provisions of Article 7 (Miscellaneous) of the Agreement shall apply mutatis mutandis to this Amendment, and to the Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms therein as modified by this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the Parties (as applicable) as of the date first written above.

HANGZHOU LIAISON INTERACTIVE INFORMATION TECHNOLOGY CO., LTD.

By:	/s/ Zhitao He
Name: Zhitao He
Title: Chief Executive Officer

DEHAIER MEDICAL SYSTEMS LIMITED

By:	/s/ Ping Chen
Name: Ping Chen
Title: Chief Executive Officer

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